UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08699
                                   811-10019

Name of Fund:  Merrill Lynch U.S. High Yield Fund, Inc.
               Master U.S. High Yield Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
        Officer, Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/06

Date of reporting period: 04/01/05 - 03/31/06

Item 1 -   Report to Stockholders


Annual Report
March 31, 2006


Merrill Lynch
U.S. High Yield
Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



We are pleased to present to you

               Merrill Lynch U.S. High Yield Fund, Inc.


B. Daniel Evans has been Vice President and Senior Portfolio Manager of the Fund since 2002. Mr. Evans has been a Managing Director of Merrill Lynch Investment Managers since 2004 and was a Director thereof from 2000 to 2004 and a Vice President from 1995 to 2000. He received a bachelor's degree from the Georgia Institute of Technology and an MBA from Georgia State University. He is founder and life member of the Fixed Income Analysts Society.


Dan Evans
Senior Portfolio Manager



Table of Contents                                                  Page

A Letter From the President                                           2
A Discussion With Your Fund's Portfolio Manager                       4
Announcement to Shareholders                                          6
Portfolio Information                                                 6
Performance Data                                                      8
Disclosure of Expenses                                               10
Fund Financial Statements                                            11
Fund Financial Highlights                                            14
Fund Notes to Financial Statements                                   19
Master Schedule of Investments                                       23
Master Financial Statements                                          27
Master Financial Highlights                                          29
Master Notes to Financial Statements                                 30
Report of Independent Registered Public Accounting Firm         22 & 33
Disclosure of Investment Advisory Agreement                          34
Officers and Directors/Trustees                                      37



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its benchmark and its comparable Lipper category average for the fiscal year, benefiting from security selection, an overweight position in lower-quality credits and an ample cash allocation.


How did the Fund perform during the fiscal year?

For the 12-month period ended March 31, 2006, Merrill Lynch U.S. High Yield Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +7.78%, +7.23%, +7.18%, +8.22% and +7.52%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 8 and 9 of this report to shareholders.) The Fund outpaced the +6.61% return of the benchmark Credit Suisse High Yield Index and the +6.76% average return of the Lipper High Current Yield Funds category for the 12-month period. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

Following underperformance in the first half, the high yield market and the Fund rebounded strongly in the latter six months of the fiscal year. April and May 2005 were particularly difficult months as the market digested the downgrades of General Motors Corporation's and Ford Motor Company's debt to non-investment grade status. High-beta securities, particularly auto-related issues and those impacted by higher petroleum prices (such as chemicals and plastic packaging), suffered most. Accordingly, the Fund's concentration of higher-beta issues hampered performance during this time. After reaching bottom on May 16, 2005, the market rebounded and our more speculative holdings led the way to strong outperformance. Although we have been reducing exposure to lower-quality, higher-beta issues as they reached our price targets, the portfolio realized strong gains in many of those more aggressive names that we retained. Notably, the high yield asset class and the Fund significantly outperformed Treasury issues, which returned +.41% for the 12-month period as measured by the Merrill Lynch 10-Year U.S. Treasury Securities Index. The higher-quality sector of the high yield market, which is more closely correlated with Treasury issues, lagged as interest rates rose (and bond prices, which move in the opposite direction of yields, declined).

Also contributing to the Fund's relative outperformance was our position in cash equivalents, which retain their value even as Treasury prices decline, and our tactical use of 10-year Treasury futures. Although 10-year Treasury yields ultimately increased 36 basis points (.36%) between March 31, 2005, and March 31, 2006, there also were periods when Treasury prices rallied and yields declined. We were biased toward higher rates for most of the year, but shifted in and out of a short position in Treasury futures based on our assessment of interest rate direction. The goal was to cushion the Fund from the negative price impact that accompanies periods of rising interest rates. This strategy added incrementally to the portfolio's return.

In terms of sector attribution, we had positive results from security selection in energy - other, where high oil prices provided support, and autos. In general, we avoided heavy weightings in General Motors and Ford, instead favoring auto suppliers for their higher return potential. These companies' prices were hurt as a result of the General Motors and Ford downgrades, but their prices rallied dramatically since then and added to the overall return of the Fund. We reduced those holdings, including Metaldyne Corp. and Cooper-Standard Automotive, Inc. since their strong recovery. Another positive during the period was our substantial position in the second lien debt securities of Calpine Corp., an independent power producer. Although Calpine declared bankruptcy in the fourth quarter of 2005, the second lien securities rallied on the news. We had eliminated our position by December 31, 2005. Detracting from relative performance over the past 12 months was the paper and packaging sector.


Describe conditions in the high yield market during the period.

The high yield market digested the spring 2005 auto downgrades fairly swiftly and generally moved upward thereafter, notwithstanding a temporary soft period from mid-September through October. Hurricanes Katrina and Rita caused some disruption in the market, primarily in the form of increasing energy prices, which hurt packaging companies the most. The high price of natural gas increases the cost of feedstock that the packaging companies use to make plastic packaging.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Yield spreads between Treasury issues and high yield bonds narrowed over the past 12 months from 373 basis points at March 31, 2005, to 350 basis points at period-end. This was still wide compared to the historic month-end low of 307 basis points recorded in February 2005. Nevertheless, we believe spreads will remain fairly narrow, as the default rate in the high yield sector continues to be lower than expectations. Both Moody's and Standard & Poor's are forecasting a default rate below 3% for all of 2006. For some context, Standard & Poor's had recorded a default rate of 8.5% at the end of 2002.

In 2005, new issuance in the market totaled $103.6 billion comprised of 399 transactions, down from $142.4 billion in 575 transactions in 2004. March 2006 brought high yield issuance of approximately $10 billion, well above the $5.7 billion in new supply in January and comparable to the $9.7 billion issuance in March 2005. Year-to-date, new issuance appears to be on par with 2005 at just over $31 billion. After experiencing inflows in January and February, high yield mutual funds experienced market outflows of $402 million in March.


What changes were made to the portfolio during the period?

We continued with the strategy outlined in our last report to shareholders. That is, we reduced exposure to CCC-rated credits, many of which had appreciated sharply, while adding to our holdings in B-rated issues. Overall, we dramatically reduced the beta of the Fund. At the end of March, the portfolio was slightly underweight in CCC-rated credits relative to the Credit Suisse High Yield Index. A year ago, our CCC exposure was roughly twice that of the Index. In addition, as the Treasury market became less attractive, we substantially increased our weighting in cash equivalents, which provides us with ample liquidity to take advantage of market opportunities as they present themselves and also reduces portfolio duration.

We gradually worked down our weighting in the chemicals sector from an overweight to a market weight. We also reduced exposure to manufacturing and packaging, and remain underweight in utilities and health care, two areas that we felt were overpriced. The Fund is overweight in the energy - other sector. When available, we increasingly used floating rate securities, the advantage being that their rates move up in line with rising short-term interest rates. Given the Federal Reserve Board's interest rate-hiking action over the past two years, these securities have become more attractive.

Overall, we continued our efforts to refresh the portfolio, adding new names and trimming those that had either appreciated markedly or deteriorated so as not to warrant further investment. We selectively participated in the new-issue calendar, seeking to add value by looking at new transactions with a discerning eye.


How would you characterize the Fund's position at the close of the period?

We anticipate continued strong appetites on the part of high yield investors and expect economic growth to remain moderately strong, supporting the creditworthiness of high yield issuers. We believe robust merger and acquisition and leveraged buyout activity is likely to increase leverage in selected sectors and result in large new issuance in the high yield space as equity sponsors finance this activity. Default risk is expected to remain low over the next two years, partly because of the strength of the economy and also because of investor receptiveness to high yield and leveraged loan issuance. This, in turn, provides non-investment grade companies with liquidity and the ability to finance their needs.

Amid these conditions, our strategy is to continue repositioning the portfolio, focusing on the single-B sector and issues with liquidity, and to reduce our overall exposure to lower-rated issues. We expect the high yield market to outperform 10-year Treasury issues for the remainder of 2006. Thus, we plan to concentrate on sectors of the market that we believe to be less susceptible to price/yield pressure from Treasury securities and high-grade corporate bonds, which are more closely correlated to Treasury issues. Further moderate increases in Treasury yields are anticipated. We expect to maintain a cash position in the 10%-plus area in the near term as we look to a large new-issue calendar to offer some value. The penalty for holding cash equivalents is far less now than it was a year ago given the much higher short-term interest rates. The Fund's cash position has been a relative positive in the past few months.

We are seeking to maintain a liquid portfolio, adding new names and deleting others in an effort to stay current with issuance in the marketplace. We will continue to review the new-issue calendar and participate selectively where we discern value.


B. Daniel Evans
Vice President and Portfolio Manager


April 11, 2006



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors/ Trustees and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



Portfolio Information


As of March 31, 2006


Quality Ratings by                             Percent of
S&P/Moody's                                Total Investments

BBB/Baa                                            0.4%
BB/Ba                                             12.8
B/B                                               60.0
CCC/Caa                                            6.2
D                                                  0.6
NR (Not Rated)                                     3.5
Other*                                            16.5

 * Includes portfolio holdings in common stocks, preferred stocks, warrants and short-term investments.



                                               Percent of
Five Largest Industries                        Net Assets

Manufacturing                                      9.1%
Cable--U.S.                                        6.7
Utility                                            6.3
Chemicals                                          5.5
Energy--Other                                      5.2

   For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Portfolio Information (concluded)
                                                                                                                       Percent of
As of March 31, 2006                                                                                                   Net Assets
Ten Largest Corporate Bond Holdings


Loral Space &             Since emerging from Chapter 11 protection, the company has announced several management
Communications*           changes that have been well received by the market. In addition, fourth quarter and fiscal
                          year 2005 results suggest an improving trend in operating metrics.                                 2.0%

American Tire             American Tire Distributors is one of the largest independent distributors of tires and
Distributors, Inc.*       related products in the United States. American Tire's distribution business is conducted
                          through about 70 distribution centers that serve about 40 states.                                  1.8

Liberty Media Corp.       These convertible bonds are an obligation of Liberty Media, but upon conversion are
                          exchangeable into shares of media giant Time Warner Common Stock.                                  1.7

EaglePicher Holdings      EaglePicher filed Chapter 11 bankruptcy on April 11, 2005. During the first quarter of 2005, the company experienced a sharp and rapid decline in liquidity due to a combination of factors, including a drop-off in earnings at the company's Hillsdale automotive parts supply business, ill-timed cash investments in its commercial technology business, and peak seasonal working capital requirements. Although it appeared that EaglePicher had several financing alternatives available, pressure from trade creditors put an additional strain on liquidity, thus forcing the company to file bankruptcy. Currently, we expect the company to exit Chapter
                          11 in May 2006 with bonds receiving all of the equity. We continue to seek maximum recovery
                          in our position through the ongoing restructuring of the company and possible asset sales.         1.6

NRG Enery, Inc.*          Following its merger with Texas Genco, LLC, NRG is now one of the largest independent power producers in the country. The company should be able to take advantage of its geographic and
                          fuel diversity to generate significant positive cash flows going forward.                          1.6

Time Warner Telecom*      Time Warner Telecom is a competitive telecommunications provider to business and municipal customers, with a smaller amount of wholesale revenues to national telecommunication firms.
                          The company provides managed network services that range from simple telephony to fully
                          integrated voice, video and data transmissions.                                                    1.6

Charter Communications*   Charter Communications is the fourth largest cable television operator in the United States and is controlled by Paul Allen. Charter is also one of the more levered cable operators as a result of large acquisitions and softer performance. Charter has been able to issue convertible debt, complete a significant debt exchange and is in the process of refinancing its bank facility. All of these transactions have improved liquidity, extended maturities
                          and reduced debt.                                                                                  1.5

Southern Star Central     Southern Star is an intermediary holding company for a regulated natural gas pipeline company--Southern Star Central Gas Pipeline. The company benefits from stable regulated
                          cash flows that are mostly reservation-based.                                                      1.5

FastenTech, Inc.          The recent appreciation in FastenTech bond prices primarily reflects management's latest public comments that indicate they are now less focused on acquisitions and more focused
                          on increasing profitability and cash flow.                                                         1.4

Omnova Solutions Inc.     In March, Omnova reported a flat year-over-year EBITDA for the quarter ended February 28,
                          2006. Management indicated that demands have been strengthening during the last two months of the last quarter and are continuing into the current quarter. Currently, petroleum-based raw material costs are expected to remain flat to down compared to 2005. This cost trend is favorable to the company. Subsequently, management is expecting a significant improvement in financial performance in 2006. Omnova is a leading U.S. producer of SB Latex, which is used to coat paper and adhere carpet fiber to its backing. Omnova also produces decorative products
                          for the office, hotel and institutional refurbishment markets.                                     1.4

 * Includes combined holdings and/or affiliates including common stock.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Performance Data



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

*Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                           6-Month            12-Month      Since Inception     Standardized
As of March 31, 2006                                     Total Return       Total Return      Total Return      30-day Yield
ML U.S. High Yield Fund, Inc. Class A Shares*               +5.30%             +7.78%            +34.50%            6.05%
ML U.S. High Yield Fund, Inc. Class B Shares*               +5.03              +7.23             +29.16             5.79
ML U.S. High Yield Fund, Inc. Class C Shares*               +5.00              +7.18             +28.66             5.74
ML U.S. High Yield Fund, Inc. Class I Shares*               +5.42              +8.22             +37.40             6.56
ML U.S. High Yield Fund, Inc. Class R Shares*               +5.33              +7.52             +33.00             6.05
Credit Suisse High Yield Index**                            +3.68              +6.61             +55.82              --
Merrill Lynch High Yield Master Index***                    +3.55              +7.31             +53.40              --
Ten-Year U.S. Treasury Securities****                       -2.53              +0.41             +46.87              --


   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
     Since inception total return is from 5/01/98.

  ** This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower.
     Since inception total return is from 5/31/98.

 *** This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower.
     Since inception total return is from 5/01/98.

**** Since inception total return is from 5/01/98.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML U.S. High Yield Fund, Inc.++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in Credit Suisse High Yield Index++++. Values illustrated are as follows:


ML U.S. High Yield Fund, Inc.++
Class A Shares*

Date                                             Value

5/1/1998**                                     $ 9,600.00
March 1999                                     $ 9,819.00
March 2000                                     $ 9,595.00
March 2001                                     $ 9,015.00
March 2002                                     $ 8,863.00
March 2003                                     $ 9,190.00
March 2004                                     $11,248.00
March 2005                                     $11,979.00
March 2006                                     $12,912.00


ML U.S. High Yield Fund, Inc.++
Class B Shares*

Date                                             Value

5/1/1998**                                     $10,000.00
March 1999                                     $10,180.00
March 2000                                     $ 9,898.00
March 2001                                     $ 9,252.00
March 2002                                     $ 9,049.00
March 2003                                     $ 9,335.00
March 2004                                     $11,368.00
March 2005                                     $12,045.00
March 2006                                     $12,916.00


ML U.S. High Yield Fund, Inc.++
Class C Shares*

Date                                             Value

5/1/1998**                                     $10,000.00
March 1999                                     $10,175.00
March 2000                                     $ 9,888.00
March 2001                                     $ 9,238.00
March 2002                                     $ 9,031.00
March 2003                                     $ 9,313.00
March 2004                                     $11,335.00
March 2005                                     $12,004.00
March 2006                                     $12,866.00


ML U.S. High Yield Fund, Inc.++
Class I Shares*

Date                                             Value

5/1/1998**                                     $10,000.00
March 1999                                     $10,251.00
March 2000                                     $10,043.00
March 2001                                     $ 9,460.00
March 2002                                     $ 9,324.00
March 2003                                     $ 9,692.00
March 2004                                     $11,891.00
March 2005                                     $12,696.00
March 2006                                     $13,740.00


ML U.S. High Yield Fund, Inc.++
Class R Shares*

Date                                             Value

5/1/1998**                                     $10,000.00
March 1999                                     $10,204.00
March 2000                                     $ 9,948.00
March 2001                                     $ 9,323.00
March 2002                                     $ 9,143.00
March 2003                                     $ 9,472.00
March 2004                                     $11,625.00
March 2005                                     $12,370.00
March 2006                                     $13,300.00


Credit Suisse First Boston High Yield Index++++

Date                                             Value

5/1/1998**                                     $10,000.00
March 1999                                     $ 9,808.00
March 2000                                     $ 9,852.00
March 2001                                     $ 9,927.00
March 2002                                     $10,261.00
March 2003                                     $11,032.00
March 2004                                     $13,554.00
March 2005                                     $14,616.00
March 2006                                     $15,582.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests all of its assets in Master U.S. High Yield Trust.
     The Trust invests primarily in a diversified portfolio of corporate fixed income securities that are rated in the lower rating categories of the established rating services (BBB/Baa or lower).

++++ This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of securities rated BBB or below. The starting date for the Index in the graph is from 5/31/98.

     Past performance is not predictive of future results.




Average Annual Total Return


                                    Return Without      Return With
                                     Sales Charge      Sales Charge**
Class A Shares*

One Year Ended 3/31/06                  +7.78%             +3.47%
Five Years Ended 3/31/06                +7.45              +6.57
Inception (5/01/98)
through 3/31/06                         +3.82              +3.28



                                        Return             Return
                                     Without CDSC     With CDSC++++++
Class B Shares++

One Year Ended 3/31/06                  +7.23%             +3.25%
Five Years Ended 3/31/06                +6.90              +6.62
Inception (5/01/98)
through 3/31/06                         +3.29              +3.29



                                        Return             Return
                                     Without CDSC     With CDSC++++++
Class C Shares++++

One Year Ended 3/31/06                  +7.18%             +6.18%
Five Years Ended 3/31/06                +6.85              +6.85
Inception (5/01/98)
through 3/31/06                         +3.23              +3.23



Class I Shares                                             Return

One Year Ended 3/31/06                                     +8.22%
Five Years Ended 3/31/06                                   +7.75
Inception (5/01/98) through 3/31/06                        +4.10



Class R Shares                                             Return

One Year Ended 3/31/06                                     +7.52%
Five Years Ended 3/31/06                                   +7.36
Inception (5/01/98) through 3/31/06                        +3.67


     * Maximum sales charge is 4%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2005 and held through March 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                       Beginning               Ending          During the Period*
                                                     Account Value         Account Value       October 1, 2005 to
                                                       October 1,            March 31,             March 31,
                                                          2005                  2006                  2006
Actual

Class A                                                  $1,000              $1,053.00               $5.99
Class B                                                  $1,000              $1,050.30               $8.64
Class C                                                  $1,000              $1,050.00               $8.89
Class I                                                  $1,000              $1,054.20               $4.71
Class R                                                  $1,000              $1,053.30               $7.27

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,019.07               $5.89
Class B                                                  $1,000              $1,016.47               $8.50
Class C                                                  $1,000              $1,016.22               $8.75
Class I                                                  $1,000              $1,020.31               $4.63
Class R                                                  $1,000              $1,017.82               $7.14


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.17% for Class A, 1.69% for Class B, 1.74% for Class C, .92% for Class I and 1.42% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Statement of Assets and Liabilities                                                      Merrill Lynch U.S. High Yield Fund, Inc.

As of March 31, 2006
Assets

       Investment in Master U.S. High Yield Trust (the "Trust"), at value
       (identified cost--$255,234,879)                                                                            $   249,162,612
       Prepaid expenses                                                                                                    48,601
                                                                                                                  ---------------
       Total assets                                                                                                   249,211,213
                                                                                                                  ---------------

Liabilities

       Payables:
           Dividends to shareholders                                                           $       421,867
           Distributor                                                                                 142,996
           Other affiliates                                                                             54,056
           Administrator                                                                                48,182            667,101
                                                                                               ---------------
       Accrued expenses                                                                                                    14,350
                                                                                                                  ---------------
       Total liabilities                                                                                                  681,451
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   248,529,762
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $       613,170
       Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    2,074,135
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      890,214
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      264,699
       Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       51,311
       Paid-in capital in excess of par                                                                               495,717,580
       Accumulated distributions in excess of investment income--net                           $     (475,456)
       Accumulated realized capital losses allocated from the Trust--net                         (244,533,624)
       Unrealized depreciation allocated from the Trust--net                                       (6,072,267)
                                                                                               ---------------
       Total accumulated losses--net                                                                                (251,081,347)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   248,529,762
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $39,137,039 and 6,131,698 shares outstanding                               $          6.38
                                                                                                                  ===============
       Class B--Based on net assets of $132,380,807 and 20,741,351 shares outstanding                             $          6.38
                                                                                                                  ===============
       Class C--Based on net assets of $56,815,150 and 8,902,143 shares outstanding                               $          6.38
                                                                                                                  ===============
       Class I--Based on net assets of $16,919,714 and 2,646,990 shares outstanding                               $          6.39
                                                                                                                  ===============
       Class R--Based on net assets of $3,277,052 and 513,105 shares outstanding                                  $          6.39
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Statement of Operations                                                                  Merrill Lynch U.S. High Yield Fund, Inc.

For the Year Ended March 31, 2006
Investment Income

       Net investment income allocated from the Trust:
           Interest                                                                                               $    25,690,941
           Dividends                                                                                                       81,250
           Other                                                                                                          762,959
           Expenses                                                                                                   (1,452,748)
                                                                                                                  ---------------
       Total income                                                                                                    25,082,402
                                                                                                                  ---------------

Expenses

       Account maintenance and distribution fees--Class B                                      $     1,178,298
       Administration fees                                                                             765,589
       Account maintenance and distribution fees--Class C                                              511,398
       Transfer agent fees--Class B                                                                    198,652
       Account maintenance fees--Class A                                                               107,522
       Transfer agent fees--Class C                                                                     81,489
       Registration fees                                                                                67,797
       Printing and shareholder reports                                                                 62,589
       Transfer agent fees--Class A                                                                     47,318
       Transfer agent fees--Class I                                                                     40,834
       Professional fees                                                                                30,824
       Account maintenance and distribution fees--Class R                                               14,636
       Transfer agent fees--Class R                                                                      3,265
       Other                                                                                            17,498
                                                                                               ---------------
       Total expenses                                                                                                   3,127,709
                                                                                                                  ---------------
       Investment income--net                                                                                          21,954,693
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

       Realized loss on:
           Investments--net                                                                       (15,137,470)
           Futures contracts and swaps--net                                                          (167,700)
           Foreign currency transactions--net                                                             (16)       (15,305,186)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         13,334,500
           Futures contracts and swaps--net                                                          (115,934)         13,218,566
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (2,086,620)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    19,868,073
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Statements of Changes in Net Assets                                                      Merrill Lynch U.S. High Yield Fund, Inc.


                                                                                                     For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment income--net                                                                  $    21,954,693    $    32,455,539
       Realized loss--net                                                                         (15,305,186)       (13,063,292)
       Change in unrealized appreciation/depreciation--net                                          13,218,566          9,406,051
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         19,868,073         28,798,298
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                 (3,431,060)        (5,021,265)
           Class B                                                                                (11,753,655)       (16,456,450)
           Class C                                                                                 (4,741,987)        (6,178,868)
           Class I                                                                                 (3,319,590)        (5,189,179)
           Class R                                                                                   (224,993)          (110,242)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (23,471,285)       (32,956,004)
                                                                                               ---------------    ---------------

Capital Stock Transactions

       Net decrease in net assets derived from capital share transactions                        (154,418,897)      (100,791,305)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   1,363              2,882
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (158,020,746)      (104,946,129)
       Beginning of year                                                                           406,550,508        511,496,637
                                                                                               ---------------    ---------------
       End of year*                                                                            $   248,529,762    $   406,550,508
                                                                                               ===============    ===============
           * Undistributed (accumulated distributions in excess of) investment income--net     $     (475,456)    $       452,184
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Financial Highlights                                                                     Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                             Class A

The following per share data and ratios have been derived                          For the Year Ended March 31,
from information provided in the financial statements.                2006         2005         2004         2003        2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     6.41   $     6.48    $     5.75   $     6.11   $     6.89
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net*                                           .47          .48           .50          .56          .67
       Realized and unrealized gain (loss)--net                      .02++++    (.07)++++           .76        (.37)        (.80)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .49          .41          1.26          .19        (.13)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.52)        (.48)         (.53)        (.55)        (.65)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     6.38   $     6.41    $     6.48   $     5.75   $     6.11
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                              7.78%        6.50%        22.40%        3.70%      (1.71%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets++

       Expenses                                                        1.14%        1.07%         1.05%        1.08%        1.06%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          7.45%        7.29%         7.88%        9.73%       10.71%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   39,137   $   51,273    $   75,425   $   61,749   $   78,704
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover of the Trust                                42.76%       75.09%       119.94%       81.87%       48.56%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Based on average shares outstanding.

        ** Total investment returns exclude the effects of sales charges.

        ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

      ++++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Financial Highlights (continued)                                                         Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                             Class B

The following per share data and ratios have been derived                          For the Year Ended March 31,
from information provided in the financial statements.                2006         2005         2004         2003        2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     6.41   $     6.48    $     5.75   $     6.11   $     6.89
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net*                                           .44          .44           .47          .52          .65
       Realized and unrealized gain (loss)--net                      .01++++    (.06)++++           .76        (.36)        (.81)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .45          .38          1.23          .16        (.16)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.48)        (.45)         (.50)        (.52)        (.62)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     6.38   $     6.41    $     6.48   $     5.75   $     6.11
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                              7.23%        5.96%        21.78%        3.17%      (2.21%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets++

       Expenses                                                        1.66%        1.58%         1.57%        1.60%        1.58%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          6.97%        6.78%         7.39%        9.31%       10.29%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  132,381   $  196,271    $  273,471   $  275,334   $  334,584
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover of the Trust                                42.76%       75.09%       119.94%       81.87%       48.56%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Based on average shares outstanding.

        ** Total investment returns exclude the effects of sales charges.

        ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

      ++++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Financial Highlights (continued)                                                         Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                             Class C

The following per share data and ratios have been derived                          For the Year Ended March 31,
from information provided in the financial statements.                2006         2005         2004         2003        2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     6.41   $     6.48    $     5.75   $     6.11   $     6.89
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net*                                           .44          .44           .46          .52          .65
       Realized and unrealized gain (loss)--net                      .01++++    (.06)++++           .76        (.37)        (.81)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .45          .38          1.22          .15        (.16)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.48)        (.45)         (.49)        (.51)        (.62)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     6.38   $     6.41    $     6.48   $     5.75   $     6.11
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                              7.18%        5.90%        21.73%        3.12%      (2.26%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets++

       Expenses                                                        1.71%        1.64%         1.62%        1.65%        1.63%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          6.90%        6.73%         7.32%        9.27%       10.20%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   56,815   $   76,408    $  102,883   $   89,033   $   92,234
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover of the Trust                                42.76%       75.09%       119.94%       81.87%       48.56%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Based on average shares outstanding.

        ** Total investment returns exclude the effects of sales charges.

        ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

      ++++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Financial Highlights (continued)                                                         Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                             Class I

The following per share data and ratios have been derived                          For the Year Ended March 31,
from information provided in the financial statements.                2006         2005         2004         2003        2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     6.41   $     6.48    $     5.75   $     6.11   $     6.89
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net*                                           .53          .49           .52          .56          .68
       Realized and unrealized gain (loss)--net                    (.02)++++    (.06)++++           .75        (.36)        (.79)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .51          .43          1.27          .20        (.11)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.53)        (.50)         (.54)        (.56)        (.67)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     6.39   $     6.41    $     6.48   $     5.75   $     6.11
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                              8.22%        6.77%        22.70%        3.96%      (1.46%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets++

       Expenses                                                         .88%         .82%          .80%         .83%         .81%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          8.12%        7.55%         8.16%       10.13%       10.85%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   16,920   $   79,850    $   59,348   $   49,359   $   38,200
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover of the Trust                                42.76%       75.09%       119.94%       81.87%       48.56%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Based on average shares outstanding.

        ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charge.

        ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

      ++++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Financial Highlights (concluded)                                                         Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                                Class R

                                                                                                                 For the Period
                                                                                                                January 3, 2003++
The following per share data and ratios have been derived                       For the Year Ended March 31,       to March 31,
from information provided in the financial statements.                       2006           2005          2004         2003
Per Share Operating Performance

       Net asset value, beginning of period                             $       6.42   $       6.48   $       5.75   $       5.49
                                                                        ------------   ------------   ------------   ------------
       Investment income--net**                                                  .45            .47            .43            .14
       Realized and unrealized gain (loss)--net                            .02++++++    (.06)++++++            .82            .26
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                          .47            .41           1.25            .40
                                                                        ------------   ------------   ------------   ------------
       Less dividends from investment income--net                              (.50)          (.47)          (.52)          (.14)
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $       6.39   $       6.42   $       6.48   $       5.75
                                                                        ============   ============   ============   ============

Total Investment Return

       Based on net asset value per share                                      7.52%          6.41%         22.74%       7.33%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets++++

       Expenses                                                                1.40%          1.32%          1.26%         1.29%*
                                                                        ============   ============   ============   ============
       Investment income--net                                                  7.09%          7.07%          7.61%         9.42%*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $      3,277   $      2,749   $        370        --+++++
                                                                        ============   ============   ============   ============
       Portfolio turnover of the Trust                                        42.76%         75.09%        119.94%         81.87%
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

    ++++++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

     +++++ Amount is less than $1,000.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Notes to Financial Statements

                                       Merrill Lynch U.S. High Yield Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch U.S. High Yield Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust"), a mutual fund that has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at March 31, 2006 was 100%. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $588,952 has been reclassified between accumulated net realized capital losses allocated from the Trust and accumulated distributions in excess of net investment income as a result of permanent differences attributable to swap agreements, amortization methods on fixed income securities, and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Notes to Financial Statements (continued)

                                       Merrill Lynch U.S. High Yield Fund, Inc.


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .50%
Class C                                         .25%               .55%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended March 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                    $   5,520          $  35,461
Class I                                    $      --          $       7


For the year ended March 31, 2006, MLPF&S received contingent deferred sales charges of $214,545 and $9,344 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $154,418,897 and $100,791,305 for the years ended March 31, 2006 and March 31,
2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  949,583    $     5,964,934
Automatic conversion of shares               572,764          3,602,226
Shares issued to shareholders in
   reinvestment of dividends                 189,841          1,190,774
                                     ---------------    ---------------
Total issued                               1,712,188         10,757,934
Shares redeemed                          (3,574,385)       (22,490,455)
                                     ---------------    ---------------
Net decrease                             (1,862,197)    $  (11,732,521)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                  811,061    $     5,288,434
Automatic conversion of shares               393,722          2,556,374
Shares issued to shareholders in
   reinvestment of dividends                 314,724          2,048,613
                                     ---------------    ---------------
Total issued                               1,519,507          9,893,421
Shares redeemed                          (5,157,989)       (33,769,779)
                                     ---------------    ---------------
Net decrease                             (3,638,482)    $  (23,876,358)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  425,528    $     2,680,328
Shares issued to shareholders in
   reinvestment of dividends                 747,514          4,685,884
                                     ---------------    ---------------
Total issued                               1,173,042          7,366,212
                                     ---------------    ---------------
Automatic conversion of shares             (572,812)        (3,602,226)
Shares redeemed                         (10,464,205)       (65,646,699)
                                     ---------------    ---------------
Total redeemed                          (11,037,017)       (69,248,925)
                                     ---------------    ---------------
Net decrease                             (9,863,975)    $  (61,882,713)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                1,295,011    $     8,408,255
Shares issued to shareholders in
   reinvestment of dividends               1,000,728          6,509,670
                                     ---------------    ---------------
Total issued                               2,295,739         14,917,925
                                     ---------------    ---------------
Automatic conversion of shares             (393,750)        (2,556,374)
Shares redeemed                         (13,478,194)       (87,695,058)
                                     ---------------    ---------------
Total redeemed                          (13,871,944)       (90,251,432)
                                     ---------------    ---------------
Net decrease                            (11,576,205)    $  (75,333,507)
                                     ===============    ===============



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Notes to Financial Statements (concluded)

                                       Merrill Lynch U.S. High Yield Fund, Inc.



Class C Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  950,642    $     5,989,509
Shares issued to shareholders in
   reinvestment of dividends                 382,468          2,397,621
                                     ---------------    ---------------
Total issued                               1,333,110          8,387,130
Shares redeemed                          (4,346,270)       (27,267,660)
                                     ---------------    ---------------
Net decrease                             (3,013,160)    $  (18,880,530)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                1,354,547    $     8,822,193
Shares issued to shareholders in
   reinvestment of dividends                 468,538          3,049,287
                                     ---------------    ---------------
Total issued                               1,823,085         11,871,480
Shares redeemed                          (5,777,595)       (37,572,097)
                                     ---------------    ---------------
Net decrease                             (3,954,510)    $  (25,700,617)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                2,143,778    $    13,376,221
Shares issued to shareholders in
   reinvestment of dividends                  95,371            597,597
                                     ---------------    ---------------
Total issued                               2,239,149         13,973,818
Shares redeemed                         (12,044,769)       (76,432,640)
                                     ---------------    ---------------
Net decrease                             (9,805,620)    $  (62,458,822)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                7,759,522    $    50,782,457
Shares issued to shareholders in
   reinvestment of dividends                 120,999            787,755
                                     ---------------    ---------------
Total issued                               7,880,521         51,570,212
Shares redeemed                          (4,582,692)       (29,870,218)
                                     ---------------    ---------------
Net increase                               3,297,829    $    21,699,994
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  352,060    $     2,218,114
Shares issued to shareholders in
   reinvestment of dividends                  33,084            207,651
                                     ---------------    ---------------
Total issued                                 385,144          2,425,765
Shares redeemed                            (300,425)        (1,890,076)
                                     ---------------    ---------------
Net increase                                  84,719    $       535,689
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                  440,374    $     2,873,183
Shares issued to shareholders in
   reinvestment of dividends                  15,877            103,996
                                     ---------------    ---------------
Total issued                                 456,251          2,977,179
Shares redeemed                             (84,925)          (557,996)
                                     ---------------    ---------------
Net increase                                 371,326    $     2,419,183
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended March 31, 2006 and March 31, 2005 was as follows:


                                           3/31/2006          3/31/2005
Distributions paid from:
   Ordinary income                   $    23,471,285    $    32,956,004
                                     ---------------    ---------------
Total taxable distributions          $    23,471,285    $    32,956,004
                                     ===============    ===============


As of March 31, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $       262,699
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               262,699
Capital loss carryforward                                (234,922,363)*
Unrealized losses--net                                   (16,421,683)**
                                                        ---------------
Total accumulated losses--net                           $ (251,081,347)
                                                        ===============

 * On March 31, 2006, the Fund had a net capital loss carryforward of $234,922,363, of which $15,062,164 expires in 2009,
   $47,658,889 expires in 2010, $82,007,747 expires in 2011,
   $68,300,713 expires in 2012, $11,456,446 expires in 2013 and
   $10,436,404 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, deferral of post-October capital losses for tax purposes, book/tax differences in the accrual of income on securities in default and other book/tax temporary differences.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Report of Independent Registered Public Accounting Firm

                                       Merrill Lynch U.S. High Yield Fund, Inc.


To the Shareholders and Board of Directors of Merrill Lynch U.S. High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch U.S. High Yield Fund, Inc. as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch U.S. High Yield Fund, Inc. as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 22, 2006




Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid monthly by Merrill Lynch U.S. High Yield Fund, Inc. during the fiscal year ended March 31, 2006.


      Interest-Related Dividends for Non-U.S. Residents

April 2005                                             49.03%*
May - December 2005                                    88.37%*
January - March 2006                                   71.02%*


 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for non-resident aliens and foreign corporations.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Schedule of Investments                            Master U.S. High Yield Trust


        Face
      Amount    Corporate Bonds                                       Value

Aerospace & Defense--0.7%

 $ 1,275,000    Alliant Techsystems, Inc., 6.75%
                  due 4/01/2016                                   $   1,290,937
     250,000    DRS Technologies, Inc., 6.625%
                  due 2/01/2016                                         248,750
     325,000    Standard Aero Holdings, Inc., 8.25%
                due 9/01/2014                                           286,000
                                                                  -------------
                                                                      1,825,687

Airlines--0.6%

   1,275,000    American Airlines, Inc. Class C, 7.80%
                  due 4/01/2008                                       1,278,806
     111,619    Continental Airlines, Inc. Series 1998-1-C,
                  6.541% due 9/15/2009                                  105,126
                                                                  -------------
                                                                      1,383,932

Automotive--4.8%

                American Tire Distributors, Inc.:
   3,000,000         11.24% due 4/01/2012 (a)                         2,745,000
   1,800,000         10.75% due 4/01/2013                             1,647,000
   1,700,000    Asbury Automotive Group, Inc., 8%
                  due 3/15/2014                                       1,704,250
   2,825,000    General Motors Acceptance Corp., 6.875%
                  due 9/15/2011                                       2,633,123
   1,737,000    Metaldyne Corp.,11% due 6/15/2012                     1,383,086
   1,925,000    Tenneco Automotive, Inc., 8.625%
                  due 11/15/2014                                      1,925,000
                                                                  -------------
                                                                     12,037,459

Broadcasting--1.8%

     600,000    LIN Television Corp. Series B, 6.50%
                  due 5/15/2013                                         564,000
   3,150,000    Paxson Communications Corp.,10.777%
                  due 1/15/2013 (a)(e)                                3,118,500
     925,000    Young Broadcasting, Inc., 8.75% due 1/15/2014           790,875
                                                                  -------------
                                                                      4,473,375

Cable--International--0.4%

                New Skies Satellites NV:
     575,000         9.573% due 11/01/2011 (a)(e)                       592,250
     400,000         9.125% due 11/01/2012                              429,000
                                                                  -------------
                                                                      1,021,250

Cable--U.S.--5.1%

   1,925,000    Adelphia Communications Corp., 6%
                  due 2/15/2006 (g)(i)(j)                                45,719
   3,300,000    Cablevision Systems Corp. Series B, 8%
                  due 4/15/2012                                       3,217,500
                Charter Communications Holdings LLC:
   2,550,000         10% due 4/01/2009                                1,727,625
   1,025,000         9.625% due 11/15/2009                              686,750
   1,875,000    Charter Communications, Inc., 5.875%
                  due 11/16/2009 (e)(g)                               1,267,969
     753,000    Loral Spacecom Corp.,14% due 10/15/2015 (d)             907,365
   1,787,000    PanAmSat Corp., 9% due 8/15/2014                      1,880,818
     450,000    Quebecor Media, Inc., 7.75% due 3/15/2016 (e)           462,375
   1,450,000    Rainbow National Services LLC,10.375%
                  due 9/01/2014 (e)                                   1,624,000
   1,325,000    Zeus Special Subsidiary Ltd., 9.25%
                  due 2/01/2015 (b)(e)                                  917,563
                                                                  -------------
                                                                     12,737,684



        Face
      Amount    Corporate Bonds                                       Value

Chemicals--5.5%

                Equistar Chemicals LP:
 $   750,000         8.75% due 2/15/2009                           $    776,250
   1,850,000         10.625% due 5/01/2011                            2,002,625
   2,475,000    Huntsman International, LLC, 9.875%
                  due 3/01/2009                                       2,586,375
   2,375,000    MacDermid, Inc., 9.125% due 7/15/2011                 2,505,625
     875,000    Nova Chemicals Corp., 7.561%
                  due 11/15/2013 (a)                                    879,375
   3,300,000    Omnova Solutions, Inc.,11.25% due 6/01/2010           3,489,750
     116,000    Rockwood Specialties Group, Inc.,10.625%
                  due 5/15/2011                                         127,310
   1,300,000    Tronox Worldwide LLC, 9.50% due 12/01/2012 (e)        1,365,000
                                                                  -------------
                                                                     13,732,310

Consumer--Durables--0.6%

   2,425,000    Simmons Co., 10.213% due 12/15/2014 (b)               1,552,000

Consumer--Non-Durables--0.6%

   1,600,000    Levi Strauss & Co., 8.875% due 4/01/2016 (e)          1,604,000

Diversified Media--4.1%

     625,000    CanWest Media, Inc., 8% due 9/15/2012                   640,625
   1,000,000    Dex Media, Inc., 8% due 11/15/2013                    1,030,000
     925,000    Dex Media West LLC, 9.875% due 8/15/2013              1,023,281
   4,000,000    Liberty Media Corp., 0.75% due 3/30/2023 (g)          4,185,000
     525,000    Quebecor World Capital Corp., 8.75%
                  due 3/15/2016 (e)                                     512,025
                RH Donnelley Corp. (e):
     350,000         6.875% due 1/15/2013                               327,250
     825,000         8.875% due 1/15/2016                               858,000
     700,000         Series A-2, 6.875% due 1/15/2013                   654,500
                Universal City Florida Holding Co. I:
     250,000         8.375% due 5/01/2010                               251,875
     625,000         9.43% due 5/01/2010 (a)                            634,375
                                                                  -------------
                                                                     10,116,931

Energy--Exploration & Production--1.9%

     950,000    Chaparral Energy, Inc., 8.50% due 12/01/2015 (e)        988,000
                Compton Petroleum Finance Corp.:
   1,400,000         7.625% due 12/01/2013                            1,400,000
   1,000,000         7.625% due 12/01/2013 (e)                        1,000,000
   1,400,000    Quicksilver Resources, Inc., 7.125%
                  due 4/01/2016                                       1,382,500
                                                                  -------------
                                                                      4,770,500

Energy--Other--4.6%

   2,025,000    Allis-Chalmers Energy, Inc., 9% due 1/15/2014 (e)     1,994,625
   1,100,000    Aventine Renewable Energy Holdings, Inc.,
                  10.91% due 12/15/2011 (a)(e)                        1,155,000
   1,200,000    Copano Energy LLC, 8.125% due 3/01/2016 (e)           1,242,000
   1,775,000    Ferrellgas Partners LP, 8.75% due 6/15/2012           1,797,187
   1,950,000    SemGroup LP, 8.75% due 11/15/2015 (e)                 1,989,000
   3,425,000    Suburban Propane Partners, LP, 6.875%
                  due 12/15/2013                                      3,288,000
                                                                  -------------
                                                                     11,465,812

Financial--2.1%

   3,475,000    Fairfax Financial Holdings Ltd., 7.75%
                  due 4/26/2012                                       3,058,000
   2,125,000    Triad Acquisition Corp. Series B,11.125%
                  due 5/01/2013                                       2,103,750
                                                                  -------------
                                                                      5,161,750



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Schedule of Investments (continued)                Master U.S. High Yield Trust


        Face
      Amount    Corporate Bonds                                       Value

Food & Drug--0.6%

 $ 1,200,000    Jean Coutu Group, Inc., 8.50% due 8/01/2014       $   1,101,000
     275,000    Stripes Acquisition LLC,10.625%
                  due 12/15/2013 (e)                                    288,406
                                                                  -------------
                                                                      1,389,406

Food & Tobacco--3.1%

   1,575,000    American Seafoods Group LLC,10.125%
                  due 4/15/2010                                       1,654,742
     625,000    AmeriQual Group LLC, 9.25% due 4/01/2012 (e)            650,000
     179,560    Archibald Candy Corp.,10% due 11/01/2007 (c)             11,436
     400,000    Del Monte Corp., 8.625% due 12/15/2012                  422,500
                Dole Food Co., Inc.:
   1,600,000         7.25% due 6/15/2010 (e)                          1,508,000
     721,000         8.875% due 3/15/2011                               713,790
   3,225,000    Mrs. Fields Famous Brands, LLC,11.50%
                  due 3/15/2011                                       2,741,250
                                                                  -------------
                                                                      7,701,718

Gaming--2.3%

   1,275,000    Boyd Gaming Corp., 7.125% due 2/01/2016               1,292,531
     850,000    CCM Merger, Inc., 8% due 8/01/2013 (e)                  845,750
   1,375,000    Little Traverse Bay Bands of Odawa Indians,
                  10.25% due 2/15/2014 (e)                            1,356,094
   1,375,000    Station Casinos, Inc., 6.625% due 3/15/2018 (e)       1,344,063
     975,000    Wynn Las Vegas LLC, 6.625% due 12/01/2014               946,969
                                                                  -------------
                                                                      5,785,407

Health Care--2.8%

     375,000    Angiotech Pharmaceuticals, Inc., 7.75%
                  due 4/01/2014 (e)                                     378,750
   1,250,000    Select Medical Corp., 7.625% due 2/01/2015            1,128,125
                Tenet Healthcare Corp.:
   1,225,000         9.875% due 7/01/2014                             1,240,313
   1,425,000         9.50% due 2/01/2015 (e)                          1,428,563
   1,750,000    US Oncology, Inc.,10.75% due 8/15/2014                1,911,875
     850,000    Ventas Realty, LP, 9% due 5/01/2012                     954,125
                                                                  -------------
                                                                      7,041,751

Housing--3.3%

   3,100,000    Ashton Woods USA LLC, 9.50% due 10/01/2015            2,867,500
                Building Materials Corp. of America:
     400,000         8% due 12/01/2008                                  410,500
   1,150,000         7.75% due 8/01/2014                              1,147,125
     875,000    Goodman Global Holding Co., Inc., 7.875%
                  due 12/15/2012                                        864,062
   1,375,000    Nortek, Inc., 8.50% due 9/01/2014                     1,399,063
   1,175,000    Stanley-Martin Communities, 9.75%
                  due 8/15/2015 (e)                                   1,075,125
     325,000    Texas Industries, Inc., 7.25% due 7/15/2013             334,750
                                                                  -------------
                                                                      8,098,125

Information Technology--4.7%

     875,000    Activant Solutions, Inc.,10.99%
                  due 4/01/2010 (a)(e)                                  892,500
   1,316,000    Advanced Micro Devices, Inc., 7.75%
                  due 11/01/2012                                      1,376,865
   2,109,000    Cypress Semiconductor Corp., 1.25%
                  due 6/15/2008 (g)                                   2,630,978
   1,915,000    Quantum Corp., 4.375% due 8/01/2010 (g)               2,032,294
                SunGard Data Systems, Inc. (e):
   1,750,000         9.125% due 8/15/2013                             1,850,625
   1,175,000         9.431% due 8/15/2013 (a)                         1,239,625
   1,900,000    Telcordia Technologies Inc.,10% due 3/15/2013 (e)     1,738,500
                                                                  -------------
                                                                     11,761,387



        Face
      Amount    Corporate Bonds                                       Value

Leisure--1.6%

 $ 2,100,000    Host Marriott LP, 6.75% due 6/01/2016 (e)         $   2,097,375
     225,000    Intrawest Corp., 7.50% due 10/15/2013                   228,094
   1,750,000    MGM Mirage, 6.75% due 4/01/2013 (e)                   1,741,250
                                                                  -------------
                                                                      4,066,719

Manufacturing--9.1%

   2,550,000    Case New Holland, Inc., 6% due 6/01/2009              2,486,250
     950,000    Chart Industries, Inc., 9.125% due 10/15/2015 (e)       980,875
     975,000    Columbus McKinnon Corp.,10% due 8/01/2010             1,072,500
   5,750,000    EaglePicher Inc., 9.75% due 9/01/2013 (c)             3,967,500
   3,575,000    FastenTech, Inc.,11.50% due 5/01/2011                 3,575,000
   2,800,000    Invensys Plc, 9.875% due 3/15/2011 (e)                2,975,000
   1,575,000    Mueller Group, Inc.,10% due 5/01/2012                 1,724,625
   2,195,000    Propex Fabrics, Inc.,10% due 12/01/2012               2,085,250
     600,000    Sensus Metering Systems, Inc., 8.625%
                  due 12/15/2013                                        582,000
   3,100,000    Superior Essex Communications LLC, 9%
                  due 4/15/2012                                       3,115,500
                                                                  -------------
                                                                     22,564,500

Metal--Other--1.8%

   1,675,000    Indalex Holding Corp.,11.50% due 2/01/2014 (e)        1,633,125
   1,575,000    Novelis, Inc., 7.75% due 2/15/2015                    1,512,000
   1,225,000    RathGibson, Inc.,11.25% due 2/15/2014 (e)             1,280,125
                                                                  -------------
                                                                      4,425,250

Packaging--1.1%

                Anchor Glass Container Corp. (k):
   1,231,000         11.917% due 9/30/2006                            1,255,620
   1,500,000         11% due 2/15/2013 (c)                            1,260,000
     825,000    Pliant Corp.,13% due 6/01/2010 (c)                      338,250
                                                                  -------------
                                                                      2,853,870

Paper--4.3%

                Ainsworth Lumber Co. Ltd.:
   1,050,000         8.71% due 10/01/2010 (a)                         1,050,000
   1,140,000         7.25% due 10/01/2012                             1,031,700
   1,750,000    Domtar, Inc., 7.125% due 8/15/2015                    1,548,750
   1,119,000    Graphic Packaging International Corp., 9.50%
                  due 8/15/2013                                       1,046,265
   3,050,000    JSG Funding Plc, 9.625% due 10/01/2012                3,225,375
                NewPage Corp.:
   1,300,000         10.93% due 5/01/2012 (a)                         1,381,250
   1,350,000         12% due 5/01/2013                                1,404,000
                                                                  -------------
                                                                     10,687,340

Retail--2.5%

   2,175,000    General Nutrition Centers, Inc., 8.625%
                  due 1/15/2011                                       2,202,187
                Neiman-Marcus Group, Inc. (e):
   1,250,000         9% due 10/15/2015                                1,321,875
   1,125,000         10.375% due 10/15/2015                           1,195,313
   1,550,000    Southern States Cooperative, Inc.,10.50%
                  due 11/01/2010 (e)                                  1,643,000
                                                                  -------------
                                                                      6,362,375



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Schedule of Investments (continued)                Master U.S. High Yield Trust


        Face
      Amount    Corporate Bonds                                       Value

Service--4.4%

 $   275,000    Ahern Rentals, Inc., 9.25% due 8/15/2013 (e)      $     286,687
                Allied Waste North America, Inc.:
     600,000         6.375% due 4/15/2011                               587,250
   1,550,000         Series B, 5.75% due 2/15/2011                    1,476,375
     850,000    Ashtead Holdings Plc, 8.625% due 8/01/2015 (e)          884,000
   1,575,000    Buhrmann US, Inc., 8.25% due 7/01/2014                1,638,000
     350,000    Corrections Corp. of America, 6.75%
                  due 1/31/2014                                         353,937
   1,150,000    Dycom Industries, Inc., 8.125% due 10/15/2015         1,184,500
     675,000    Knowledge Learning Corp., Inc., 7.75%
                  due 2/01/2015 (e)                                     642,937
     375,000    Mac-Gray Corp., 7.625% due 8/15/2015                    382,500
   1,475,000    NationsRent Cos., Inc., 9.50% due 5/01/2015           1,593,000
   2,025,000    United Rentals North America, Inc., 7.75%
                  due 11/15/2013 (e)                                  2,025,000
                                                                  -------------
                                                                     11,054,186

Telecommunications--2.6%

                ADC Telecommunications, Inc. (g):
   1,059,000         1% due 6/15/2008                                 1,143,720
   1,275,000         5.045% due 6/15/2013 (a)                         1,407,281
   1,300,000    Time Warner Telecom Holdings, Inc., 9.25%
                  due 2/15/2014                                       1,394,250
   2,375,000    Time Warner Telecom, Inc.,10.125%
                  due 2/01/2011                                       2,496,719
                                                                  -------------
                                                                      6,441,970

Utility--6.3%

     700,000    The AES Corp., 7.75% due 3/01/2014                      735,000
     947,000    Centerpoint Energy, Inc. Series B, 3.75%
                  due 5/15/2023 (g)                                   1,045,251
   2,000,000    Mirant North America LLC, 7.375%
                  due 12/31/2013 (e)                                  2,040,000
                NRG Energy, Inc.:
   2,175,000         7.25% due 2/01/2014                              2,210,344
   1,650,000         7.375% due 2/01/2016                             1,685,062
   2,550,000    Reliant Energy, Inc., 9.50% due 7/15/2013             2,553,188
     675,000    Sierra Pacific Resources, 8.625%
                  due 3/15/2014                                         732,662
   3,400,000    Southern Star Central Corp., 8.50%
                  due 8/01/2010                                       3,659,250
     911,366    Tenaska Alabama Partners LP, 7%
                  due 6/30/2021 (e)                                     914,321
                                                                  -------------
                                                                     15,575,078

Wireless Communications--0.3%

     666,000    SBA Communications Corp., 8.50%
                  due 12/01/2012                                        739,260

                Total Corporate Bonds
                (Cost--$211,670,700)--83.6%                         208,431,032



      Shares
        Held    Common Stocks                                         Value

Cable--U.S.--1.1%

      98,348    Loral Space & Communications Ltd. (i)             $   2,817,670

Energy--Other--0.6%

      43,624    Trico Marine Services, Inc. (i)                       1,409,055

Paper--0.3%

     385,732    Western Forest Products, Inc. (i)                       727,422

                Total Common Stocks
                (Cost--$8,168,427)--2.0%                              4,954,147



                Preferred Securities

        Face
      Amount    Capital Trusts

Health Care--0.3%

 $   656,000    Fresenius Medical Care Capital Trust II, 7.875%
                  due 2/01/2008                                         672,400

                Total Capital Trusts
                (Cost--$626,480)--0.3%                                  672,400



      Shares
        Held    Preferred Stocks

Broadcasting--0.4%

      26,000    Emmis Communications Corp. Class A, 6.25% (g)         1,030,250

Cable--U.S.--0.5%

       6,206    Loral Spacecom Corp. Series A, 12% (d)                1,238,097

Telecommunications--0.0%

          34    PTV, Inc. Series A, 10% (i)                                  65

                Total Preferred Stocks
                (Cost--$2,318,403)--0.9%                              2,268,412

                Total Preferred Securities
                (Cost--$2,944,883)--1.2%                              2,940,812



                Warrants (f)

Health Care--0.0%

      52,113    HealthSouth Corp. (expires 1/16/2014)                    91,198

Wireless Communications--0.2%

         950    American Tower Corp. (expires 8/01/2008)                405,733

                Total Warrants (Cost--$61,807)--0.2%                    496,931


  Beneficial
    Interest    Short-Term Securities

 $33,664,002    Merrill Lynch Liquidity Series, LLC
                  Cash Sweep Series I, 4.56% (h)(l)                  33,664,002

                Total Short-Term Securities
                (Cost--$33,664,002)--13.5%                           33,664,002

Total Investments  (Cost--$256,509,819*)--100.5%                    250,486,924
Liabilities in Excess of Other Assets--(0.5%)                       (1,324,312)
                                                                  -------------
Net Assets--100.0%                                                $ 249,162,612
                                                                  =============



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Schedule of Investments (concluded)                Master U.S. High Yield Trust


  * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                 $    257,212,259
                                                   ================
    Gross unrealized appreciation                  $      6,135,595
    Gross unrealized depreciation                      (12,860,930)
                                                   ----------------
    Net unrealized depreciation                    $    (6,725,335)
                                                   ================


(a) Variable rate security.

(b) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(c) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(d) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(g) Convertible security.

(h) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $ 6,056,056      $799,661


(i) Non-income producing security.

(j) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.

(k) Issuer filed for bankruptcy.

(l) Represents the current yield as of March 31, 2006.

  o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Swaps outstanding as of March 31, 2006 were as follows:


                                                Notional         Unrealized
                                                 Amount         Depreciation

    Bought credit default protection on
    Chemtura Corp. and pay 1.26%

    Broker, Credit Suisse
    International
    Expires December 2010                     $ 1,125,000    $   (20,955)

    Bought credit default protection on
    Chemtura Corp. and pay 1.42%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires December 2010                     $ 1,125,000        (28,417)

                                                             ------------
    Total                                                    $   (49,372)
                                                             ============

    See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Statement of Assets and Liabilities                                                                  Master U.S. High Yield Trust

As of March 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$222,845,817)                           $   216,822,922
       Investments in affiliated securities, at value (identified cost--$33,664,002)                                   33,664,002
       Cash                                                                                                               157,289
       Cash on deposit for financial futures contracts                                                                     33,750
       Receivables:
           Interest                                                                            $     4,404,220
           Securities sold                                                                             648,000
           Contributions                                                                               207,122
           Dividends                                                                                    20,313          5,279,655
                                                                                               ---------------
       Prepaid expenses                                                                                                     3,123
                                                                                                                  ---------------
       Total assets                                                                                                   255,960,741
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on swaps--net                                                                               49,372
       Payables:
           Securities purchased                                                                      4,941,600
           Withdrawals                                                                               1,620,745
           Investment adviser                                                                           67,490
           Other affiliates                                                                              2,807
           Swaps                                                                                         1,174          6,633,816
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             114,941
                                                                                                                  ---------------
       Total liabilities                                                                                                6,798,129
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   249,162,612
                                                                                                                  ===============

Net Assets Consist of

       Investor's capital                                                                                         $   255,234,879
       Unrealized depreciation--net                                                                                   (6,072,267)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   249,162,612
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Statement of Operations                                                                              Master U.S. High Yield Trust

For the Year Ended March 31, 2006
Investment Income

       Interest (including $799,661 from affiliates)                                                              $    25,690,941
       Dividends                                                                                                           81,250
       Other                                                                                                              762,959
                                                                                                                  ---------------
       Total income                                                                                                    26,535,150
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,071,390
       Accounting services                                                                             171,478
       Professional fees                                                                               102,407
       Trustees' fees and expenses                                                                      44,484
       Custodian fees                                                                                   20,508
       Pricing fees                                                                                     19,010
       Printing and shareholder reports                                                                  2,622
       Other                                                                                            20,849
                                                                                               ---------------
       Total expenses                                                                                                   1,452,748
                                                                                                                  ---------------
       Investment income--net                                                                                          25,082,402
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized loss on:
           Investments--net                                                                       (15,137,470)
           Futures contracts and swaps--net                                                          (167,700)
           Foreign currency transactions--net                                                             (16)       (15,305,186)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         13,334,500
           Futures contracts and swaps--net                                                          (115,934)         13,218,566
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (2,086,620)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    22,995,782
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Statements of Changes in Net Assets                                                                  Master U.S. High Yield Trust

                                                                                                     For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                                     2006              2005
Operations

       Investment income--net                                                                  $    25,082,402    $    36,997,172
       Realized loss--net                                                                         (15,305,186)       (13,063,292)
       Change in unrealized appreciation/depreciation--net                                          13,218,566          9,406,051
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         22,995,782         33,339,931
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                  30,229,106         88,673,843
       Fair value of withdrawals                                                                 (211,761,675)      (226,876,116)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                              (181,532,569)      (138,202,273)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (158,536,787)      (104,862,342)
       Beginning of year                                                                           407,699,399        512,561,741
                                                                                               ---------------    ---------------
       End of year                                                                             $   249,162,612    $   407,699,399
                                                                                               ===============    ===============

       See Notes to Financial Statements.



Financial Highlights                                                                                 Master U.S. High Yield Trust

The following per share data and ratios have been derived                          For the Year Ended March 31,
from information provided in the financial statements.               2006         2005         2004          2003         2002
Total Investment Return

       Total investment return                                         8.63%        7.16%        23.09%        4.63%      (1.06%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .47%         .43%          .43%         .44%         .42%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          8.19%        7.92%         8.49%       10.41%       11.35%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  249,163   $  407,699    $  512,562   $  477,083   $  550,391
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             42.76%       75.09%       119.94%       81.87%       48.56%
                                                                  ==========   ==========    ==========   ==========   ==========

       See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Notes to Financial Statements                      Master U.S. High Yield Trust


1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Trust, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Notes to Financial Statements (continued)          Master U.S. High Yield Trust


(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust may purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Trust may enter into swap agreements, which are OTC contracts in which the Trust and counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains and losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--The Trust is considered a "pass through" entity for federal income tax purposes. As such, each investor in the Trust is treated as an owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Notes to Financial Statements (concluded)          Master U.S. High Yield Trust


(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

In addition, MLPF&S received $313 in commissions on the execution of security transactions for the Trust for the year ended March 31, 2006.

For the year ended March 31, 2006, the Trust reimbursed FAM $9,438 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended March 31, 2006 were $118,479,846 and $274,241,652, respectively.


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended March 31, 2006. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Report of Independent Registered Public Accounting Firm

                                                   Master U.S. High Yield Trust


To the Investor and Board of Trustees of Master U.S. High Yield Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master U.S. High Yield Trust as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master U.S. High Yield Trust as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 22, 2006



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors/Trustees

All but one member of the Fund's Board of Directors and Master U.S. High Yield (the "Trust") Board of Trustees, the members of which are identical, is a non-interested director and trustee as that term is defined in the Investment Company Act of 1940, whose only association with Fund Asset Management, L.P., (the "Manager") or other Merrill Lynch affiliates is as a director and trustee of the Fund and the Trust, and of certain other funds advised by the Manager or its affiliates. We refer to these persons as independent directors throughout this report. The Chairman of each Board is an independent director and nominees to become independent directors are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee. The independent directors meet in executive session at each regular Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.


Management Agreement--Matters Considered by the Boards

Every year each Board considers approval of the management agreement with respect to the Fund and the Trust (the "Management Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Manager. Each Board assesses the nature, scope and quality of the services provided to the Fund and/or the Trust by the personnel of the Manager and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Trust and the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Manager and its affiliates. Among the matters considered with respect to each Fund are: (a) fees (in addition to management fees) paid to the Manager and its affiliates by the Trust or the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Trust/Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's and the Fund's investment objective, policies and restrictions, and the Trust's or the Fund's compliance with its respective Code of Ethics and the Manager's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Manager and its affiliates.

Each Board believes that the Manager is one of the most experienced global asset management firms and considers the overall services provided by the Manager to be of high quality. Each Board also believes that the Manager is financially sound and well managed and notes that the Manager is affiliated with one of America's largest financial firms. Each Board works closely with the Manager in overseeing the Manager's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Manager taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors/Trustees

In the period prior to the Board meeting to consider renewal of the Management Agreement, each Board requests and receives materials specifically relating to the Management Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's/ Trust's portfolio management team regarding investment strategies used by the Fund/Trust during its most recent fiscal year; (d) information on the profitability to the Manager and its affiliates of the Management Agreement, and other relationships with the Fund and the Trust; and (e) information provided by the Manager concerning investment advisory fees charged to institutional clients and retail offshore and other retail funds under similar investment mandates. Each Board also considers other matters it deems important to the approval process such as payments made to the Manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings, allocation of brokerage fees of the Fund, the portfolio turnover statistics of the Fund, and direct and indirect benefits to the Manager and its affiliates from their relationship with the Fund and the Trust.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's/Trust's Management Agreements in November 2005, the independent directors' and Boards' review included the following:

The Manager's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Manager, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Manager's investment advisory services and the Fund's investment performance. Each Board compared the Fund's performance - both including and excluding the effects of the fees and expenses of the Fund and the Trust - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. According to Lipper's ranking of all front-end load high current yield funds, excluding outliers, for the period ended August 31, 2005, the Fund's performance after fees and expenses ranked in the fourth quintile for the one- and five-year periods, and in the second quintile for the three-year period. Each Board also considered the Fund's performance based on annualized yields and noted that the Fund's yield was in the first quintile for the August 31, 2005 period and in the second quintile for the prior year period. Considering these factors, each Board concluded that the nature and quality of these services supported the continuation of the Management Agreement.

The Manager's Personnel and Investment Process--Each Board reviewed the investment objectives and strategies of the Trust and the Fund. Each Board discussed with senior management of the Manager responsible for investment operations and the senior management of the Manager's equity investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Manager's investment staff, its use of technology, and the Manager's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviews the Manager's compensation policies and practices with respect to the Fund's/Trust's portfolio manager. Each Board also considered the experience of the Fund's/Trust's portfolio management team and noted that Mr. Evans, the Fund's/Trust's portfolio manager, has over 20 years' experience in portfolio management. Each Board also noted that the Manager and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. Each Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--Each Board reviewed the Trust's and the Fund's contractual management fee rate and actual management fee rate as a pecentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. Each Board also compared the Fund's/Trust's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Manager to institutional clients with similar investment mandates and noted that the fees charged by the Manager to the institutional clients were less than those being charged to the Fund and the Trust. Each Board also noted that the Manager provides a number of services to mutual funds that are not provided to institutional funds, including detailed annual and semi-annual shareholder reports; quarterly portfolio holdings' comprehensive compliance regulations and procedures; periodic SEC filings; oversight and coordination with other service providers such as transfer agents; organizing and preparing Board materials for quarterly and interim meetings as required; and administering other operations such as tax-reporting. Each Board noted that the fees charged to the retail offshore funds were higher than the fee charged to the Fund and that the fees charges to retail insurance and other funds were generally comparable to the fee charged to the Fund. Each Board noted that Fund's contractual management fee rate and actual total expenses were below the median, while the Fund's actual management fee rate was slightly above the median fees and expenses charged by comparable funds as classified by Lipper. Each Board has concluded that the Fund's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability--Each Board considered the cost of the services provided to the Trust and/or the Fund by the Manager and the Manager's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Manager's methodology in allocating its costs to the management of the Trust and the Fund and concluded that there was a reasonable basis for the allocation. Each Board concluded that the Manager's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Trust to participate in these economies of scale. While there was no evidence to date that the Fund's/Trust's assets have reached a level where such economies are effectively available, the Boards will continue to seek information relating to economies of scale. Each Board determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the Boards of the Fund and of the Trust, including all of the independent directors, approved the renewal of the existing Management Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.




MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Officers and Directors/Trustees
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                        Position(s)  Length of                                              Overseen by    Held by
                        Held with    Time                                                   Director/      Director/
Name, Address & Age     Fund/Trust   Served    Principal Occupation(s) During Past 5 Years  Trustee        Trustee
Interested Director/Trustee


Robert C. Doll, Jr.*    President    2005 to   President of MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present   2005; President of MLIM and FAM since 2001;  177 Portfolios
Princeton,              Director/              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011           Trustee                to 2001 and Senior Vice President from 1999
Age: 51                                        to 2001; President and Director of Princeton
                                               Services, Inc. ("Princeton Services") since
                                               2001; President of Princeton Administrators,
                                               L.P. ("Princeton Administrators") since 2001;
                                               Chief Investment Officer of OppenheimerFunds,
                                               Inc. in 1999 and Executive Vice President
                                               thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser.
   Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
   As Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.




Independent Directors/Trustees*


Ronald W. Forbes**      Director/    1998 to   Professor Emeritus of Finance, School of     49 Funds       None
P.O. Box 9095           Trustee      present   Business, State University of New York at    50 Portfolios
Princeton,                                     Albany since 2000 and Professor thereof
NJ 08543-9095                                  from 1989 to 2000; International Consultant,
Age: 65                                        Urban Institute, Washington, D.C. from
                                               1995 to 1999.


Cynthia A. Montgomery   Director/    1998 to   Professor, Harvard Business School since     49 Funds       Newell
P.O. Box 9095           Trustee      present   1989; Associate Professor, J.L. Kellogg      50 Portfolios  Rubbermaid, Inc.
Princeton,                                     Graduate School of Management, Northwestern                 (manufacturing)
NJ 08543-9095                                  University from 1985 to 1989; Associate
Age: 53                                        Professor, Graduate School of Business
                                               Administration, University of Michigan
                                               from 1979 to 1985; Director, Harvard
                                               Business School Publishing since 2005;
                                               Director, McLean Hospital since 2005.


Jean Margo Reid         Director/    2004 to   Self-employed consultant since 2001;         49 Funds       None
P.O. Box 9095           Trustee      present   Counsel of Alliance Capital Management       50 Portfolios
Princeton,                                     (investment adviser) in 2000; General
NJ 08543-9095                                  Counsel, Director and Secretary of
Age: 60                                        Sanford C. Bernstein & Co., Inc. (investment
                                               adviser/broker-dealer) from 1997 to 2000;
                                               Secretary, Sanford C. Bernstein Fund, Inc.
                                               from 1994 to 2000; Director and Secretary
                                               of SCB, Inc. since 1998; Director and
                                               Secretary of SCB Partners, Inc. since 2000; and
                                               Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director/    2000 to   President, Middle East Institute from 1995   49 Funds       None
P.O. Box 9095           Trustee      present   to 2001; Foreign Service Officer, United     50 Portfolios
Princeton,                                     States Foreign Service, from 1961 to 1995 and
NJ 08543-9095                                  Career Minister from 1989 to 1995; Deputy
Age: 70                                        Inspector General, U.S. Department of State,
                                               from 1991 to 1994; U.S. Ambassador to the
                                               Hashemite Kingdom of Jordan from 1987 to 1990.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Officers and Directors/Trustees (concluded)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                        Position(s)  Length of                                              Overseen by    Held by
                        Held with    Time                                                   Director/      Director/
Name, Address & Age     Fund/Trust   Served    Principal Occupation(s) During Past 5 Years  Trustee        Trustee
Independent Directors/Trustees* (concluded)


Richard R. West         Director/    1998 to   Professor of Finance from 1984 to 1995,      49 Funds       Bowne & Co.,
P.O. Box 9095           Trustee      present   Dean from 1984 to 1993 and since 1995        50 Portfolios  Inc. (financial
Princeton,                                     Dean Emeritus of New York University                        printers);
NJ 08543-9095                                  Leonard N. Stern School of Business                         Vornado Realty
Age: 68                                        Administration.                                             Trust (real estate
                                                                                                           company);
                                                                                                           Alexander's, Inc.
                                                                                                           (real estate
                                                                                                           company)


Edward D. Zinbarg       Director/    2000 to   Self-employed financial consultant since     49 Funds       None
P.O. Box 9095           Trustee      present   1994; Executive Vice President of the        50 Portfolios
Princeton,                                     Prudential Insurance Company of America
NJ 08543-9095                                  from 1988 to 1994; Former Director of
Age: 71                                        Prudential Reinsurance Company and former
                                               Trustee of the Prudential Foundation.


 * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.



                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund/Trust   Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1998 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,              and          and       and Director since 2004; Vice President of FAM Distributors, Inc. ("FAMD")
NJ 08543-9011           Treasurer    1999 to   since 1999 and Director since 2004; Vice President of MLIM and FAM from 1990
Age: 45                              present   to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President,
                                               Treasurer and Secretary of the IQ Funds since 2004.


B. Daniel Evans         Vice         2002 to   Managing Director (Global Fixed Income) of MLIM since 2004; Director of MLIM
P.O. Box 9011           President    present   from 2000 to 2004; Vice President of MLIM from 1995 to 2000.
Princeton,
NJ 08543-9011
Age: 61


Jeffrey Hiller          Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011           Compliance   present   President and Chief Compliance Officer of MLIM (Americas Region) since
Princeton,              Officer                2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director
NJ 08543-9011                                  of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
Age: 54                                        Managing Director and Global Director of Compliance at Citigroup Asset
                                               Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                               Management in 2000; Chief Compliance Officer at Prudential Financial from
                                               1995 to 2000; Senior Counsel in the Commission's Securities and Exchange
                                               Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present   1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM,
Princeton,                                     FAM, FAMD and Princeton Services since 2004.
NJ 08543-9011
Age: 46


* Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                         MARCH 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           Merrill Lynch U.S. High Yield Fund, Inc.
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $6,600
                                    Fiscal Year Ending March 31, 2005 - $6,500

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           Master U.S. High Yield Trust
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $43,000
                                    Fiscal Year Ending March 31, 2005 - $42,000

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $1,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending March 31, 2006 - $3,754,550
               Fiscal Year Ending March 31, 2005 - $10,018,400

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: May 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: May 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: May 22, 2006